A Premium Brand Built Over 175 Years 4th Quarter & Full Year 2017 Results January 18, 2018 Exhibit 99.2

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial, Inc. (“People’s United”) plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Net income of $337 million, or $0.97 per common share, up $56 million and $0.05 per common share, respectively Operating earnings of $346 million or $1.04 per common share, up $64 million and $0.11 per common share, respectively Net interest income1 of $1.1 billion, an increase of $128 million or 13% Net interest margin of 2.98%, an increase of 18 basis points Period-end loan balances of $32.6 billion, an increase of $2.8 billion or 10% Period-end deposit balances of $33.1 billion, an increase $3.2 billion or 11% Non-interest income (ex. security losses deemed non-operating) of $363 million, an increase of $20 million or 6% Non-interest expense (ex. merger-related expenses) of $930 million, an increase of $66 million or 8% Efficiency ratio of 57.7%, an improvement of 280 basis points Net loan charge-offs of 0.07%, an increase of 1 basis point 1 Net interest income on a fully taxable equivalent basis was $1.1 billion, an increase of 14%. (Comparisons versus full year 2016) Full Year 2017 Overview

Full Year 2017: Goals vs. Actual Results Goals1 Actual Results Loans Growth range: 11% - 13% 10% Deposits Growth range: 12% - 14% 11% Net Interest Income2 Growth range: 12% - 14% 13% Net Interest Margin 2.90% - 3.00% 2.98% Non-Interest Income Growth range: 5% - 7% 6%3 Non-Interest Expense (ex. merger-related costs) $930 million - $940 million $930 million Credit Maintain excellent credit quality Provision in the range of $25 million - $35 million Excellent credit quality Provision: $26 million Capital Maintain strong capital levels Tier 1 leverage ratio in the range of 8.0% - 8.5% Common equity tier 1 capital ratio in the range of 9.5% - 9.7% Strong capital levels Tier 1 leverage ratio: 8.3% Common equity tier 1 capital ratio: 9.7% 1 Goals updated on July 20, 2017. 2 Net interest income on a fully taxable equivalent basis was $1.1 billion, an increase of 14%. 3 2017 results excludes non-operating security losses of $10 million.

Enhancing Operating Leverage Efficiency Ratio

Operating Earnings Per Common Share1 Increasing Profitability Income Per Common Share $1.04 12017 results were notably impacted by merger-related expenses of $30.6 million pre-tax ($22.0 million after-tax)

Improving Returns 12017 results were notably impacted by merger-related expenses of $30.6 million pre-tax ($22.0 million after-tax) Return Calculated on an Operating Basis1 Return on Average Tangible Common Equity 11.8%

Full Year 2018 Goals Loans Deposits Net Interest Income Net Interest Margin Non-Interest Expense (Operating) Credit Capital Growth range: 10% - 12% 3.05% - 3.15% Assumes two 25 basis point rate increases in fed funds Includes unfavorable impact of tax reform on the municipal bond & IRB portfolios of approx. 5bps Growth range: 3% - 5% $975 million - $995 million Maintain excellent credit quality Provision: $35 million - $45 million Maintain strong capital levels Common equity tier 1 capital ratio: 9.5% - 10.0% Growth range of 4% - 6% for both end of period & average balances Effective Tax Rate 21% - 23% Growth range of 3% - 5% for both end of period & average balances Non-Interest Income (Operating)

1 Net interest income on a fully taxable equivalent basis was $304 million, an increase of 3%. (Comparisons versus third quarter 2017, unless noted otherwise) Fourth Quarter 2017 Overview Net income of $106.2 million, or $0.30 per common share, up $15.4 million and $0.04 per common share, respectively Operating earnings of $104.5 million or $0.31 per common share, up $15.2 million and $0.05 per common share, respectively Net interest income1 of $292 million, an increase of $8 million or 3% Net interest margin of 3.07%, an increase of 3 basis points Period-end loan balances of $32.6 billion, an increase of $190 million or 2% annualized Period-end deposit balances of $33.1 billion, an increase $509 million or 6% annualized Non-interest income (ex. security losses deemed non-operating) of $97 million, an increase of $8 million or 9% Non-interest expense (ex. merger-related expenses) of $238 million, an increase of $4 million or 2% Efficiency ratio of 56.1%, an improvement of 120 basis points Net loan charge-offs of 0.08%, an increase of 2 basis points

Net Interest Income1 ($ in millions) $284.6 $292.3 1 Net interest income on a fully taxable equivalent basis for 3Q 2017 and 4Q 2017 was $295.8 million and $304.1 million, respectively. +$7.7 or 3% Linked-Quarter Change $7.1 $4.3 $0.2 ($3.9)

Net Interest Margin 3.04% 3.07% +3 bps Linked-Quarter Change 6 bps 1 bp (4 bps)

Loans $32,575 ($ in millions, end of period balances) $32,385 Annualized linked-quarter change: +2% Linked-Quarter Change $200 $106 $25 ($112) ($29)

Deposits ($ in millions, end of period balances) $33,056 $32,547 Annualized linked-quarter change: +6% Linked-Quarter Change $347 $218 $46 ($102)

Non-Interest Income ($ in millions) $89.3 $97.3 ($2.8) $3.3 +$8.0 or 9% Linked-Quarter Change $1.8 $0.8 $0.4 $4.5 1 1 Excludes $10.0 million of security losses incurred as a tax planning strategy in response to tax reform and deemed non-operating given their non-recurring nature.

Non-Interest Expense ($ in millions) $239.7 $237.1 ($1.4) Ex. Merger-Related Expenses: +$4.0 or 2% Linked-Quarter Change $1.8 $1.6 $1.2 ($0.6)

Efficiency Ratio Quarterly Trend

Asset Quality 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Notes: Source: SNL Financial Top 50 Banks represents the largest 50 banks by total assets in each respective quarter. 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.06%, 0.05%, 0.06%, 0.03%, & 0.05% in 4Q 2017, 3Q 2017, 2Q 2017, 1Q 2017 & 4Q 2016, respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median) Non-Performing Assets / Loans & REO (%)1 Net Charge-offs / Average Loans1

Returns Return on Average Assets Return on Average Tangible Common Equity 0.77% 10.9% Returns calculated on an operating basis 2nd quarter 2017 returns were significantly impacted by merger-related expenses of $24.8 million ($16.8 million after-tax)

Capital Ratios Dec. 31, 2016 Mar. 31, 2017 Jun. 30, 2017 Sep. 30, 2017 Dec. 31, 2017 People’s United Financial, Inc. Tang. Com. Equity/Tang. Assets 7.2% 7.4% 7.5% 7.1% 7.2% Tier 1 Leverage Capital 8.4% 8.5% 8.6% 8.3% 8.3% Common Equity Tier 1 Capital 9.9% 10.0% 10.1% 9.5% 9.7% Tier 1 Risk-Based Capital 10.7% 10.8% 10.9% 10.2% 10.4% Total Risk-Based Capital 12.5% 12.7% 12.6% 12.0% 12.2% People’s United Bank, N.A. Tier 1 Leverage 8.9% 8.9% 9.0% 8.6% 8.5% Common Equity Tier 1 Capital 11.3% 11.3% 11.3% 10.6% 10.7% Tier 1 Risk-Based Capital 11.3% 11.3% 11.3% 10.6% 10.7% Total Risk-Based Capital 13.3% 13.4% 13.3% 12.6% 12.6%

Interest Rate Risk Profile 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Dec. 31, 2017 Sep. 30, 2017 Net Interest Income (NII) Sensitivity

Appendix

Loans $21,737 $24,390 $26,592 $29,745 $32,575 $28,411 ($ in millions, end of period balances) State Breakdown

Deposits $21,751 $22,557 $26,138 $29,861 $33,056 $28,417 ($ in millions, end of period balances) State Breakdown

Asset Quality Originated Portfolio Coverage Detail as of Dec. 31, 2017 Note – ALLLs: Commercial: $201 million, Retail: $30 million, Total: $231 million. ALLLs / Loans NPLs / Loans ALLLs / NPLs

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 Citizens CFG Providence RI 3 Comerica CMA Dallas TX 4 Cullen/Frost CFR San Antonio TX 5 East West EWBC Pasadena CA 6 First Horizon FHN Memphis TN 7 Huntington HBAN Columbus OH 8 KeyCorp KEY Cleveland OH 9 M&T MTB Buffalo NY 10 New York Community NYCB Westbury NY 11 Signature SBNY New York NY 12 Synovus SNV Columbus GA 13 Umpqua UMPQ Portland OR 14 Webster WBS Waterbury CT 15 Zions ZION Salt Lake City UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@peoples.com